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                                                                   EXHIBIT 10.43


                                   FORM OF
                           INDEMNIFICATION AGREEMENT


                 This Agreement is made as of the __________ day of _____________________________, 1997, by and between Rent X Industries, Inc., a
Delaware Corporation ("the Company"), and the undersigned director and/or officer of the Company (the "Indemnitee") with reference to the following facts:

                 The Indemnitee is currently serving as a director and/or officer of the Company and the Company wishes the Indemnitee to continue in such capacity, and, if requested in the future, to serve in such other positions with the Company and its subsidiaries as the Company may determine. The Indemnitee is willing, under certain circumstances, to continue serving as a director and/or officer of the Company.

                 The Indemnitee does not regard the indemnities available under the Company's Amended and Restated Certificate of Incorporation (the "Certificate of Incorporation") and Amended and Restated Bylaws (the "Bylaws") as adequate to protect the Indemnitee against the risks of personal liability associated with the Indemnitee's service to the Company. In this connection the Company and the Indemnitee now agree they should enter into this Indemnification Agreement in order to provide greater protection to Indemnitee against such risks of service to the Company.

                 Section 145 of the General Corporation Law of the State of Delaware, under which law the Company is organized, empowers corporations to indemnify a person serving as a director, officer, employee or agent of the corporation and a person who serves at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust, or other enterprise, and said Section 145, the Certificate of Incorporation and the Bylaws specify that the indemnification set forth in said
Section 145, the Certificate of Incorporation and the Bylaws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, vote of stockholders or disinterested directors or otherwise.

                 In order to induce the Indemnitee to continue to serve as a director and/or officer of the Company and in consideration of the Indemnitee's continued service, the Company hereby agrees to indemnify the Indemnitee as follows:

                 1. INDEMNITY. The Company will indemnify the Indemnitee, the Indemnitee's executors, administrators or assigns, for any Expenses (as defined below) which the Indemnitee is or becomes legally obligated to pay in connection with any Proceeding. As used in this Agreement the term "Proceeding" includes any threatened, pending or completed claim, action, suit or proceeding, whether brought by or in the right of the Company or otherwise and whether of a civil, criminal, administrative or investigative nature, in which the Indemnitee may be or may have been involved as a party or otherwise, by reason of the fact that Indemnitee is or was a director or officer of the Company, by reason of any actual or alleged error or misstatement or misleading statement made or suffered by the Indemnitee, by reason of any action taken by the Indemnitee or of any inaction on the Indemnitee's part while acting as such director or officer, or by reason of the fact that the Indemnitee was serving at the request of the Company as a director, trustee, officer, fiduciary,
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employee or agent of another corporation, partnership, joint venture, trust or other enterprise; provided, that in each such case Indemnitee acted in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and, in the case of a criminal proceeding, had no reasonable cause to believe that the Indemnitee's conduct was unlawful. As used in this Agreement, the term "other enterprise" includes (without limitation) employee benefit plans and administrative committees thereof, and the term "fines" includes (without limitations) any excise tax assessed with respect to any employee benefit plan.

                 2. EXPENSES. As used in this Agreement, the term "Expenses" includes, without limitation, damages, judgments, fines, penalties, settlements and costs, reasonable attorneys' fees and disbursements and costs of attachment or similar bonds, and investigations in connection with investigating, defending, being a witness or participating in any Proceeding, and any expenses of establishing a right to indemnification under this Agreement.

                 3. ENFORCEMENT. If a claim or request under this Agreement is not paid by the Company, or on its behalf, within thirty days after a written claim or request has been received by the Company, the Indemnitee may at any time thereafter bring suit against the Company to recover the unpaid amount of the claim or request and if successful in whole or in part, the Indemnitee shall be entitled to be paid also the Expenses of prosecuting such suit.

                 4. SUBROGATION. In the event of payment under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of the Indemnitee, who shall execute all papers required and shall do everything that may be necessary to secure such rights, including the execution of such documents necessary to enable the Company effectively to bring suit to enforce such rights; provided, however, that neither this right of subrogation nor the exclusion set forth in Section 5(b) below shall apply to any right of recovery of the Indemnitee or any payment received by the Indemnitee from an entity that is the primary employer of the Indemnitee or on whose behalf the Indemnitee serves as a director and/or officer of the Company or an affiliate of any such entity.

                 5. EXCLUSIONS. The Company shall not be liable under this Agreement to make any payment in connection with any claim made against the Indemnitee:

                          (a) to the extent that payment is actually made to the Indemnitee under a valid, enforceable and collectible insurance policy;

                          (b)     to the extent that the Indemnitee is
                 indemnified and actually paid otherwise than pursuant to this Agreement, subject to Section 4;

                          (c) in connection with a judicial action by or in the right of the Company, in respect of any claim, issue or matter as to which the Indemnitee shall have been adjudged to be liable for knowingly fraudulent, dishonest or willful misconduct in the performance of the Indemnitee's duty to the Company;





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                          (d)     if it is proved by final judgment in a court
                 of law or other final adjudication to have been based upon or attributable to the Indemnitee's having gained any personal profit or advantage to which the Indemnitee was not legally entitled;

                          (e) for a disgorgement of profits made from the purchase and sale by the Indemnitee of securities pursuant to
                 Section 16(b) of the Securities Exchange Act of 1934 and amendments thereto or similar provisions of any state statutory law or common law;

                          (f) brought about or contributed to by the dishonesty of the Indemnitee; provided, however, notwithstanding the foregoing, the Indemnitee shall be protected under this Agreement as to any claims upon which suit may be brought against the Indemnitee by reason of any alleged dishonesty on the Indemnitee's part, unless a judgment or other final adjudication thereof adverse to the Indemnitee shall establish that the Indemnitee committed (i) acts of active and deliberate dishonesty, (ii) with actual dishonest purpose and intent, (iii) which acts were material to the cause of action so adjudicated; or

                          (g) for any judgment, fine or penalty which the Company is prohibited by applicable law from paying as indemnity or for any other reason.

                 6. INDEMNIFICATION OF EXPENSES OF SUCCESSFUL PARTY. Notwithstanding any other provision of this Agreement, to the extent that the Indemnitee has been successful on the merits or otherwise in defense of any Proceeding or in defense of any claim, issue or matter therein, including dismissal without prejudice, Indemnitee shall be indemnified against any and all Expenses incurred in connection therewith.

                 7. PARTIAL INDEMNIFICATION. If the Indemnitee is entitled under any provision of this Agreement to indemnification by the Company for a portion of any Expenses, but not for the total amount thereof, the Company shall indemnify the Indemnitee for the portion of such Expenses to which the Indemnitee is entitled.

                 8. ADVANCE OF EXPENSES. Expenses reasonably and necessarily incurred by the Indemnitee in connection with any Proceeding, except the amount of any settlement, shall be paid by the Company in advance upon request of the Indemnitee that the Company pay such Expenses. The Indemnitee hereby undertakes to repay to the Company the amount of any Expenses theretofore paid by the Company to the extent that it is ultimately determined that such Expenses were not reasonable or that the Indemnitee is not entitled to indemnification in respect thereof.

                 Such advances shall be made by the Company unless: (a) the Board of Directors determines, by a majority vote of a quorum of disinterested directors based on clear and convincing evidence known to the Board of Directors at the time such determination is made, that the





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Indemnitee would not be entitled to indemnification under applicable law, or
(b) if such a quorum is not obtainable or a quorum of disinterested directors so directs, independent legal counsel determines, based on clear and convincing evidence known to the counsel at the time such determination is made, that Indemnitee would not be entitled to indemnification under applicable law.

                 9. NOTICE AND DEFENSE OF CLAIM. The Indemnitee, as a condition precedent to the Indemnitee's right to be indemnified under this Agreement, shall give to the Company notice in writing as soon as practicable of any claim made against the Indemnitee for which indemnity will or could be sought under this Agreement. Notice to the Company shall be given at its principal office, shall be directed to the Corporate Secretary (or such other address as the Company shall designate in writing to the Indemnitee) and shall be effective only upon actual receipt. In addition, the Indemnitee shall give the Company such information and cooperation as it may reasonably require and as shall be within the Indemnitee's power.

                 With respect to any such Proceeding: (a) the Company will be entitled to participate therein at its own expense; and (b) except as otherwise provided below, to the extent that it may wish, the Company jointly with any other indemnifying party similarly notified will be entitled to assume the defense thereof, with counsel reasonably satisfactory to Indemnitee. After notice from the Company to Indemnitee, given within a reasonable time, of its election so to assume the defense thereof, the Company will not be liable to Indemnitee under this Agreement for any legal or other expenses subsequently incurred by Indemnitee in connection with the defense of such Proceeding except as otherwise provided below. Indemnitee shall have the right to employ the Indemnitee's own counsel in such Proceeding but the fees and expenses of such counsel incurred after notice from the Company of its assumption of the defense thereof shall be at the expense of Indemnitee unless (i) the employment of counsel by Indemnitee has been authorized by the Company, or (ii) Indemnitee shall have obtained the written opinion of reputable counsel with expertise in such matters (such counsel to be reasonably satisfactory to a majority of disinterested directors) that there may be one or more defenses available to Indemnitee that could reasonably be expected to result in a conflict of interest between the Company and Indemnitee in the conduct of the defense of such action, in each of which cases the reasonable fees and expenses of Indemnitee's counsel shall be at the expense of the Company. The Company shall not be entitled to assume the defense of any Proceeding brought by or on behalf of the Company or that is the subject of the opinion provided by Indemnitee under clause (ii) above.

                 The Company shall not be liable to indemnify Indemnitee under this Agreement for any amounts paid in settlement of any Proceeding effected without its prior written consent. Indemnitee shall execute and deliver such agreements, releases and other documents as the Company may reasonably request to effect a settlement of any Proceeding. Without Indemnitee's consent, the Company shall not enter into any settlement that provides for any action by Indemnitee other than the payment of amounts against which Indemnitee is entitled to indemnification hereunder. In the event that the Company proposes to settle any Proceeding by the payment of damages against which Indemnitee is entitled to indemnification hereunder and in an amount that the plaintiff has indicated





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would be acceptable, and the Indemnitee refuses to enter into a reasonable settlement agreement, the Company shall not thereafter be responsible for any costs of defense or the amount by which any judgment or settlement thereafter paid exceeds the damages that the Company proposed to pay in settlement. Neither the Company nor Indemnitee will unreasonably withhold their consent to any proposed settlement.

                 10. NO EMPLOYMENT AGREEMENT. Nothing contained herein shall be deemed to create a contract of employment between the Company and Indemnitee.

                 11. COUNTERPARTS. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one instrument.

                 12. INDEMNIFICATION HEREUNDER NOT EXCLUSIVE. Nothing herein shall be deemed to diminish or otherwise restrict the Indemnitee's right to indemnification under any provision of the Certificate of Incorporation or Bylaws of the Company and amendments thereto or under law.

                 13. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with Delaware law without giving effect to the principles of conflicts of laws.

                 14. COVERAGE. The provisions of this Agreement shall apply with respect to the Indemnitee's service in any of the capacities described in Section 1 above prior to as well as after the date of this Agreement. The right of Indemnitee to be indemnified hereunder shall continue after the termination of Indemnitee's service as an officer and/or director of the Company with respect to all periods prior to such termination.

                 15. AMENDMENTS; WAIVERS. No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both of the parties hereto. No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provision hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

                 16. BINDING EFFECT. This Agreement shall be binding upon and inure to the benefit of and be enforceable by both of the parties hereto and their respective successors, assignees (including any direct or indirect successor by purchase, merger, consolidation or otherwise to all or substantially all of the business and/or assets of the Company), heirs, executors and personal and legal representatives.

                 17. SEVERABILITY. If any provision of this Agreement (including any provision within a single section, paragraph or sentence) is held by a court of competent jurisdiction to be invalid, void or otherwise unenforceable in any respect, the validity and enforceability of any such provision in every other respect and of the remaining provisions of this Agreement shall not be in any way impaired and shall remain enforceable to the full extent permitted by law.





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                 18.      NOTICES.  All notices, requests, demands and other
communications which are required or may be given under this Agreement shall be in writing and shall be deemed to have been duly given when delivered in person (by express courier or otherwise), by telecopier or three days after being deposited in the United States mail, certified mail, return receipt requested, first class postage prepaid, as follows:


                 If to the Company:                RENTX Industries, Inc.
                                                   6000 East Evans Avenue
                                                   Denver, Colorado 80222
                                                   Attention: Secretary
                                                   Telecopier: (303) 782-5370

                 If to Indemnitee:




                 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and signed as of the day and year first above written.


                                           RENTX INDUSTRIES, INC.

                                           By
                                             -----------------------------------



                                              ----------------------------------
                                               (Name of Director/Officer)





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